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                                                                   Exhibit 10.72
                                   AMENDMENT 5

                         to Sponsored Research Agreement


This Amendment ("Amendment 5") to the Sponsored Research Agreement ("Agreement"), effective July 1, 1997, by and between National Jewish Medical and Research Center ("National Jewish") and Aeolus Pharmaceuticals, Inc. ("Sponsor"), shall be effective as of July 1, 2001. The Agreement was previously amended by Amendment 1, which was effective as of July 1, 1998, by Amendment 2, which was effective as of July 1, 1999, by Amendment 3, which was effective as of May 19, 2000 and Amendment 4, which was effective as of December 1, 2000.

The parties agree to modify the Agreement as follows, all other terms of the Agreement shall remain effective.

Paragraph 4 of the Agreement is replaced in its entirety by the following.

4.       Payment of Costs
         ----------------

         In consideration of National Jewish's performance hereunder, Sponsor agrees to support National Jewish's costs incurred in performance of the research in an amount not to exceed $400,000 for the period from July 1, 1997 through June 30, 1998; $400,000 for the period from July 1, 1998 through June 30, 1999; $375,000 for the period from July 1, 1999 through June 30, 2001, and $100,000 for the period from July 1, 2001 through June 30, 2002, which amount shall not be exceeded unless mutually agreed upon in writing by Sponsor and National Jewish. Sponsor shall make payments to National Jewish according to the following schedule. During the period from July 1, 2001 through June 30, 2002, Sponsor shall pay $25,000 on July 5, 2001, October 5, 2001, January 5, 2002 and April 5, 2002. Notwithstanding the foregoing, the amount of future payments may be changed upon mutual agreement by Sponsor and National Jewish.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the
Agreement, and hereby reaffirm all other provisions of the Agreement, by their duly authorized officers or representatives.

NATIONAL JEWISH MEDICAL AND                 AEOLUS PHARMACEUTICALS, INC.
   RESEARCH CENTER


By:                                         By:
    ----------------------------               ---------------------------------

Name: Diane M. Sullivan                     Name: Clayton I. Duncan
      -------------------------                   ------------------------------

Title: Director, Research Admin.            Title: President & CEO
       -------------------------                   -----------------------------

Date: 7/10/01                               Date: July 17, 2001
      --------------------------                  ------------------------------



PRINCIPAL INVESTIGATOR

By:
    -------------------------------------------------
    Dr. James D. Crapo

Title: Principal Investigator
       ----------------------------------------------

Date: 6/26/01
      -----------------------------------------------


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